Raymond James
Institutional Investors Conference
Chicago, IL
August 10, 2011
 2011  First Midwest Bancorp, Inc.

Forward Looking Statements &
Additional Information
 This presentation may contain, and during this presentation our management may make statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private
 Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results.
 Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-
 looking statements include, among others, those discussed in our Annual Report on Form 10-K, the preliminary prospectus supplement and other reports filed with the Securities and Exchange Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in the audited financial statements in our Annual Report on Form 10-K, the information contained herein is unaudited.
 Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.
 The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles
 (“GAAP”) and general practice within the banking industry. As a supplement to GAAP, the Company has provided non-GAAP performance results. The Company believes that these non-GAAP financial measures are useful because they allow investors to assess the Company’s operating performance. Although the non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.

First Midwest Presentation Index
  Who We Are
  Operating Performance
  Credit And Capital
  Opportunities and Focus
  Going Forward

Who We Are

Overview Of First Midwest
  Headquartered In Suburban
 Chicago
  $8.1bn Assets
  $5.4bn Loans (3)
  $6.5bn Deposits
  71% Transactional
  $4.5bn Trust Assets
Loan Mix
Deposit Mix 2
  Highly Efficient Platform
  $68mm Of Deposits Per Branch
  Leading Market Share In Non-
 Downtown Chicago MSA 1
  #9 In Market Share
$5.4bn
$6.5bn
Note: Information as of 30-June-11.
1 Source: SNL Financial. Non-downtown ranking and market share based on total deposits in Chicago MSA less deposits in the city of Chicago. Data as of 31-Dec-10.
2 Based on quarterly average deposit mix as of 30-June-11.
3 Includes $315mm in covered loans stemming from three FDIC-assisted transactions since 30-Sept-09.
Consumer
12%
Commercial
& Industrial
32%
Commercial
Real Estate
50%
Savings &
NOW
30%
Demand
22%
Money
Market
19%
Time
Deposits
29%
Covered Loans
6%

Top 100 Employer, #7 Of 20 Largest
(Only Financial Institution)

Operating Performance

Second Quarter Results
1 Dollar amounts in millions.
2 PTPP represents Pre-Tax, Pre-Provision earnings, which is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
3 Includes covered loans acquired from FDIC-assisted transactions totaling $315 million, $352 million, and 165 million as of 30-June-11, 31-Mar-11, and 30-June-10, respectively.
Solid Earnings, Top Line Revenues
Significant Growth In Low Cost Deposits

Second Quarter Highlights
Strong Capital Position
Credit Metrics Elevated But Improving
1 Dollar amounts in millions.

Core Business Is Solid
Source: FMBI based on internal data; peer data from SNL Financial.
¹ Equal to non-interest expense divided by fully taxable equivalent (FTE) net interest income and non-interest income. Excludes nonrecurring items; items sourced from SNL.
² This is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
³ Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
4 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and TRMK.
Efficiency Ratio % ¹

Credit & Capital

Loan Portfolio Overview
  Branch originated
  Home equity dominated
  ~95% in footprint
  82% of portfolio, 50% CRE
  Diversified + granular
  Most have personal guarantees
Consumer Loans = $662mm
Home Equity
8%
Other
Consumer
1%
C&I
32%
Office,
Retail &
Industrial
23%
Residential
Construction
2%
Commercial
Construction &
Land 3%
Multi-family
6%
Other CRE
16%
Commercial Loans = $4.45bn
Real Estate - 1- 4
Family
3%
Total Loans = $5.4bn
Note: Loan data as of 30-Jun-11.
Covered 6%
Covered Loans = $315 mm
  Performing Better Than Originally Expected
  Losses Mitigated By Loss-Share

Changing Loan Mix
Note: Excludes covered loans acquired in FDIC-assisted transactions.
Reduced Construction, Re-entry To 1-4 Family
1 Dollar amounts in millions.

Non-Performing Asset Trends (1) (2)
Reflects Steady Progress, Influenced
By Disposition Strategy And Market
15
Source: SNL Financial.
¹ Non-performing asset trends are represented as Nonperforming Assets (NPAs) + 90 days past due loans divided by loans plus Real Estate Owned (REO).
² Graph represents problem non-performing asset (NPA) percentage.
³ Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
4 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and TRMK.
NPA %

Addressing Reality of Credit Cycle
  Conditions Slowly Improving
  Real Estate Lagging
  C&D Remains Stressed, Lower Exposure
  Continued Focus On Reducing NPA Levels
  Adverse Rated Credits Declining
  Adjusting Carrying Values To Facilitate Disposition
  Pursuing Multiple Strategies
  Cash-Flowing Properties Offer Greater Alternatives
Source: SNL Financial.
¹ Problem loans are represented as Nonperforming Assets (NPAs) + 90 days past due loans divided by loans plus Real Estate Owned (REO).
² Graph represents problem loan percentage.
³ Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
4 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and TRMK.

Leading Capital Foundation
First Midwest vs. Peers
 Source: Company data and SNL Financial. FMBI as of 30-Jun-11.
 1 Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
 2 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and TRMK.
Tier 1 Common
FMBI Rank	2/6	4/15
1
1
1
2
2
2

Opportunities & Focus

Continued Business Investment
  Expanding Distribution And Reach
  Market Entry
  Downtown Chicago, DuPage
  Upgrading Internet Platform
  Strengthening Sales Organization
  Enriching Product Offering
  Balancing Operational Capacity

08 09 11 16 36
Market Disruption
  Environment Creates Opportunities

  In Greater Chicago Area
  ~ 45 Failures Since Start Of 2009
  Well Positioned To Benefit
  Strong Capital Position
  Solid Reputation: In Marketplace 70+ Years
  Tenured Sales Force
  Experienced Management

Successful Acquisition Growth(1)
Strategically and Financially Accretive
	Date	Deposits (2)	Core (3)	Loans (2)
First DuPage	4Q09	$ 232	26%	$ 212
Peotone Bank And Trust	2Q10	84	73%	53
Palos Bank And Trust	3Q10	462	47%	297
Total		$ 778		$ 562
(1) Information as of acquisition date
(2) Dollars in millions
(3) Core comprised of demand, NOW, money market, and savings
(4) As of March 31, 2011
In Total, Added 8 Locations, 25,000 Households,
Generated Pre-Tax Gain of $17 Million,
Retained Over 90% of Core Deposits (4)

08 09 11 16 36
Acquisition Opportunities
  Selective Criteria
  Ability To Strengthen The Company

  Leverages Our Skills
  Local Market Knowledge
  Core Competency
  Experienced And Successful Acquirer
  7 Deals, $2.7bn Since 2003

  FDIC-Assisted Deals Becoming More Competitive
  Deals Likely Smaller
  Eventual Shift From Assisted To Unassisted

Going Forward

08 09 11 16 36
Positioning For Long-Term Success
  Investing In Sales Organization
  Lending Platform
  Wealth Management
  Market Expansion
  Increasing Efficiency
  Transitioning To Improved Credit
  Investing In And Leveraging Technology
  Improving Credit, Significant Capital

Why First Midwest
  Premier Community Banking Franchise
  Working Through Cycle
  Solid Capital; Liquidity
  Experienced Management Team
  Market Opportunities Available
Positioned For Long-term Success

Questions?

Appendix

Reconciliation of Non-GAAP Measures